Exhibit 31.1
CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, David B. Kaysen, certify that:
1. I have reviewed this report on Form 10-KSB for the year ended March 31, 2006 of Uroplasty, Inc. (the “Registrant”);
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
Date: July 27, 2006.

By	/s/ David B. Kaysen

David B. Kaysen
President and Chief Executive Officer

Exhibit 31.2
CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Mahedi A. Jiwani, certify that:
1. I have reviewed this report on Form 10-KSB for the year ended March 31, 2006 of Uroplasty, Inc. (the “Registrant”);
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
Dated: July 27, 2006

By	/s/ Mahedi A. Jiwani

Mahedi A. Jiwani
Vice President, Chief Financial Officer and Treasurer